SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2003

Wells Real Estate Fund VI, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23656	58-2022628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 2.	Sale of Assets

The Hartford Building

On August 12, 2003, Fund V and Fund VI Associates (the “Joint Venture”), a joint venture partnership between Wells Real Estate Fund V, L.P. and Wells Real Estate Fund VI, L.P. (the “Registrant”), sold a four-story office building containing approximately 71,000 rentable square feet located in Southington, Hartford County, Connecticut (the “Hartford Building”) for a sales price of approximately $8.9 million.

The Registrant holds an approximately 53.6% equity percentage interest in the Joint Venture. The net sales proceeds allocable to the Registrant as a result of the sale of the Hartford Building were approximately $4.3 million, and the Registrant recognized a gain of approximately $1.4 million from the transaction.

Item 7.	Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund VI, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2003	F-2

Pro Forma Statement of Income for the year ended December 31, 2002	F-3

Pro Forma Statement of Income for the six months ended June 30, 2003	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VI, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

	By:	WELLS CAPITAL, INC. General Partner

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III General Partner

Date: August 25, 2003

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WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VI, L.P. included in its annual report filed on Form 10-K for the year ended December 31, 2002 and quarterly report filed on Form 10-Q for the period ended June 30, 2003.

The following unaudited pro forma balance sheet as of June 30, 2003 has been prepared to give effect to the disposition of the Hartford Building by Fund V and Fund VI Associates, a joint venture partnership between Wells Real Estate Fund V, L.P. and Wells Real Estate Fund VI, L.P. as if the disposition occurred on June 30, 2003. Wells Real Estate Fund VI, L.P. holds an interest of approximately 53.6% in the Hartford Building through its interest in Fund V and Fund VI Associates.

The following unaudited pro forma statements of income for the year ended December 31, 2002 and the six months ended June 30, 2003 have been prepared to give effect to the disposition of the Hartford Building as if the disposition occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Hartford Building been consummated as of January 1, 2002.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund VI, L.P. (a)	Pro Forma Adjustments			Pro Forma Total
ASSETS:
Investment in Joint Ventures	$14,443,161	$(2,947,875)	(b	)	$11,495,286
Cash and cash equivalents	1,155,859	4,366,739	(c	)	5,522,598
Due from Joint Ventures	402,746	0			402,746

Total assets	$16,001,766	$1,418,864			$17,420,630

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distributions payable	$313,731	$0			$313,731
Accounts payable	7,632	0			7,632

Total liabilities	321,363	0			321,363

Partners’ capital:
Limited partners:
Class A—2,281,677 units outstanding	15,680,403	694,243	(d	)	16,374,646
Class B—218,323 units outstanding	0	724,621	(d	)	724,621

Total partners’ capital	15,680,403	1,418,864			17,099,267

Total liabilities and partners’ capital	$16,001,766	$1,418,864			$17,420,630

(a)	Historical financial information has been obtained from Wells Real Estate Fund VI, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects the portion of Wells Real Estate Fund VI, L.P.’s investment in Fund V and Fund VI Associates, which is attributable to the Hartford Building.

(c)	Reflects Wells Real Estate Fund VI, L.P.’s proportionate share of the Hartford Building net sales proceeds.

(d)	Reflects Wells Real Estate Fund VI, L.P.’s proportionate share of the gain recognized on the sale of the Hartford Building.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

	Wells Real Estate Fund VI, L.P. (a)	Pro Forma Adjustments			Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$1,049,650	$(196,458)	(b	)	$853,192
Other income	2,626	0			2,626

	1,052,276	(196,458)			855,818

EXPENSES:
Partnership administration	74,536	0			74,536
Legal and accounting	42,897	0			42,897
Other general and administrative	29,521	0			29,521

	146,954	0			146,954

NET INCOME	$905,322	$(196,458)			$708,864

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$905,322	$(196,458)			$708,864

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0			$0

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.40				$0.32

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00				$0.00

DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.71				$0.71

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,247,788				2,247,788

CLASS B	249,366				249,366

(a)	Historical financial information has been obtained from Wells Real Estate Fund VI, L.P.’s annual report filed on Form 10-K for 2002.

(b)	Reflects Wells Real Estate Fund VI, L.P.’s equity in income of Fund V and Fund VI Associates related to the Hartford Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND VI, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Unaudited)

	Wells Real Estate Fund VI, L.P. (a)	Pro Forma Adjustments			Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$597,855	$(120,880)	(b	)	$476,975
Other income	4,228	0			4,228

	602,083	(120,880)			481,203

EXPENSES:
Partnership administration	41,241	0			41,241
Legal and accounting	12,076	0			12,076
Other general and administrative	3,645	0			3,645

	56,962	0			56,962

NET INCOME	$545,121	$(120,880)			$424,241

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$545,121	$(120,880)			$424,241

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0			$0

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.24				$0.19

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00				$0.00

CASH DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.26				$0.26

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,279,927				2,279,927

CLASS B	220,073				220,073

(a)	Historical financial information has been obtained from Wells Real Estate Fund VI, L.P.’s quarterly report filed on Form 10-Q for the period ended June 30, 2003.

(b)	Reflects Wells Real Estate Fund VI, L.P.’s equity in income of Fund V and Fund VI Associates related to the Hartford Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

The accompanying notes are an integral part of this statement.

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